NICHOLAS LIMITED EDITION, INC.
                                                  February 14, 2001
Report to Fellow Shareholders:

     The stock market in 2000 was one of the worst in recent history. The NASDAQ lost approximately 39% of its value during 2000 and plummeted over 50% from its high reached in March 2000, while the S&P 500 declined over 9% during 2000. Much of the decline was driven by the unwinding of the speculation that occurred during 1999 when dot.com's, IPO's, and other speculative market segments had huge returns. The implosion of the speculation bubble caused many stocks to decline 80 - 90%, as many untested
business models collapsed.   Also, during 2000, the economy started to slow
and expectations of earnings and growth rates had to be lowered. Nicholas Limited Edition was not immune to the carnage in the market, declining 8.66 for the year 2000. Your Fund's manager did not do a great job in this tough market. We began to shift our asset allocation to include more technology issues when the market was at its high in March.
Unfortunately, the penalty for being wrong in small-cap stocks was enormous in 2000. Fortunately, the Fund has recovered substantially in January 2001, returning 14.12%.

     Returns for Nicholas Limited Edition and selected indices are provided in the chart below for the periods ended December 31, 2000.
[CAPTION]

                                                 Average Annual Total Return*
                                                  1 Year         5 Years     10 Years
Nicholas Limited Edition, Inc.
 (Distributions Reinvested).........            (8.66)%           7.61%       12.76%
Russell 2000 Index (Dividends Reinvested)       (3.02)%          10.31%       15.53%
Standard & Poor's Smallcap 600 Index
 (Dividends Reinvested)....                      11.79%          13.57%       17.44%
Ending value of $10,000 invested in
 Nicholas Limited Edition, Inc.
 (Distributions Reinvested)                      $9,135         $14,443      $33,218

     During 2000 the Fund's performance was negatively impacted by our overweighted sectors of telecommunication services, media (mainly radio companies), and technology (including software, telecommunication equipment, and information technology services companies). Also, some of our healthcare companies missed estimates while overall the healthcare industry performed well. On the positive side, our financial stocks performed well along with consumer and business services. Finally, the Fund did not have any exposure to energy or utilities which performed well during 2000.

     At December 31, 2000 the portfolio was positioned as follows: communication services (7.23%), consumer staples (13.97%), financials (8.65%), healthcare (21.51%), technology (35.75%) and various other industries totaling 12.89%. During 2000 when prices of telecommunications services, media and technology were getting hit hard, we took advantage and added to our position. We continue to scour the markets for a "good buy," always being mindful of the fundamentals.

     Looking forward we believe the worst is behind us in terms of market correction. The economy has slowed, earnings expectations have been reduced, interest rates have been coming down as the Federal Reserve Board has become more accommodating. All of this sets up a good buying opportunity for the long-term investor.

     In closing, a comment about the last two years in the market. 1999 represented one of the wildest speculative times in the stock market with many unseasoned companies and IPO's, with nothing more than a business plan, increasing more dramatically than any time in history. 2000 was sort of the "Perfect Storm," a high speculative market being hit by rising interest rates, a spike in energy prices, a slowing of consumer spending and the uncertainty of the presidential election. After this market correction of 2000, we feel much better about the health of the market and the more realistic expectations for corporate earnings and stock price performance. We would like to thank the shareholders who remained with us during the last few difficult years when our investment style was out of favor with the market.


                                   Sincerely,

                                    \s\ David O. Nicholas

                                   David O. Nicholas




* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights
(For a share outstanding throughout each period)
---------------------------------------------------------------------------

                                                                        Year ended December 31,
                                            -------------------------------------------------------------------------------
                                              2000    1999    1998    1997    1996    1995    1994    1993    1992    1991
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

NET ASSET VALUE, BEGINNING OF YEAR .......   $22.61  $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86  $12.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........     (.02)    .05     .01     .00*    .01     .08     .10     .09     .08     .12
  Net gains (losses) on securities
     (realized and unrealized) ...........    (1.85)  (1.05)    .38    6.82    4.14    5.07    (.68)   1.59    2.74    5.07
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
     Total from investment operations ....    (1.87)  (1.00)    .39    6.82    4.15    5.15    (.58)   1.68    2.82    5.19
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

  LESS DISTRIBUTIONS:
  From net investment income .............     (.00)   (.05)   (.01)   (.00)*  (.01)   (.08)   (.10)   (.09)   (.08)   (.12)
  From capital gains .....................    (5.58)   (.54)  (1.25)  (2.49)  (2.62)  (2.94)   (.91)  (1.57)   (.83)   (.24)
  In excess of book
     realized gains ......................       --     --     (.00)**   --      --      --      --    (.11)     --      --
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

     Total distributions .................    (5.58)   (.59)  (1.26)  (2.49)  (2.63)  (3.02)  (1.01)  (1.77)   (.91)   (.36)
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

NET ASSET VALUE, END OF YEAR .............   $15.16  $22.61  $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

TOTAL RETURN .............................  (8.66)%  (4.09)%  1.67%  33.02%  21.81%  30.18%  (3.04)%  9.03%  16.78%  43.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) .......   $191.4  $278.8  $367.2  $328.0  $232.8  $169.6  $142.6  $180.8  $190.2  $175.3
Ratio of expenses to average net assets ..     .86%    .87%    .85%    .86%    .86%    .90%    .90%    .88%    .92%    .94%
Ratio of net investment income
  to average net assets (loss) ...........   (.12)%    .21%    .06%    .01%    .06%    .38%    .52%    .42%    .45%   1.05%
Portfolio turnover rate ..................   82.14%  36.01%  30.06%  37.05%  32.31%  35.77%  16.29%  24.35%  24.44%  12.62%


 * The amount rounds to $0.00, actual amount $0.0029.

** The amount rounds to $(0.00), actual amount $(0.0020).

The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
December 31, 2000 (unaudited)
----------------------------------------------------------------------------
                                                  Percentage
                                                 of Net Assets
                                                  -----------
Renal Care Group, Inc. ........................       6.96%
Plantronics, Inc. .............................       5.03%
Brown & Brown, Inc. ...........................       4.15%
O'Reilly Automotive, Inc. .....................       3.35%
ChoicePoint Inc. ..............................       2.83%
MCSi, Inc. ....................................       2.62%
TESSCO Technologies Incorporated ..............       2.28%
AirGate PCS, Inc. .............................       2.22%
Concord EFS, Inc. .............................       2.21%
National Commerce Bancorporation ..............       2.20%
                                                     ------
Total of top ten ..............................      33.85%
                                                     ------
                                                     ------
Schedule of Investments
December 31, 2000
---------------------------------------------------------------------------

 Shares or                                                          Quoted
 Principal                                                          Market
  Amount                                                             Value
-----------                                                      ------------
                                                                  (Note 1(a))
COMMON STOCKS -- 94.01%
             Capital Goods -- 0.75%
     90,000  Artesyn Technologies, Inc. * .....................  $  1,428,750
                                                                 ------------

             Communication Services -- 6.79%
    119,500  AirGate PCS, Inc. * ..............................     4,242,250
    140,000  Alamosa PCS Holdings, Inc. * .....................     1,120,000
    295,000  FLAG Telecom Holdings Limited * ..................     1,843,750
    685,000  Global TeleSystems, Inc. * .......................       556,563
    383,300  ITC/\DeltaCom, Inc. * ............................     2,066,217
     50,000  Time Warner Telecom Inc. * .......................     3,171,875
                                                                 ------------
                                                                   13,000,655
                                                                 ------------

             Consumer Cyclicals - Retail -- 3.35%
    240,000  O'Reilly Automotive, Inc. * ......................     6,420,000
                                                                 ------------

             Consumer Cyclicals - Services -- 4.90%
     82,531  ChoicePoint Inc. * ...............................     5,410,939
     43,000  Fastenal Company .................................     2,359,625
    142,222  Spherion Corporation * ...........................     1,608,886
                                                                 ------------
                                                                    9,379,450
                                                                 ------------

             Consumer Staples -
              Media & Entertainment -- 12.00%
     94,800  Emmis Communications Corporation * ...............     2,719,575
     82,000  Entercom Communications Corp. * ..................     2,823,875
     80,000  Hispanic Broadcasting Corporation * ..............     2,040,000
     86,810  International Speedway
              Corporation - Class A ...........................     3,298,780
    100,000  International Speedway
              Corporation - Class B ...........................     3,900,000
    365,000  Radio One, Inc. Class A * ........................     3,900,937
     45,000  Radio One, Inc. Class D * ........................       495,000
    254,500  Salem Communications Corporation * ...............     3,801,594
                                                                 ------------
                                                                   22,979,761
                                                                 ------------

             Consumer Staples - Products -- 1.11%
    150,000  Rayovac Corporation * ............................     2,128,125
                                                                 ------------

             Financial - Banks &
              Diversified Financials -- 3.98%
     49,750  Commerce Bancorp, Inc. ...........................     3,401,656
    170,000  National Commerce Bancorporation .................     4,207,500
                                                                 ------------
                                                                    7,609,156
                                                                 ------------

             Financial - Insurance -- 4.15%
    227,000  Brown & Brown, Inc. ..............................     7,945,000
                                                                 ------------

             Health Care - Products -- 7.72%
    175,000  Apogent Technologies Inc. * ......................     3,587,500
    135,000  Cyberonics, Inc. * ...............................     3,138,750
     13,400  Forest Laboratories, Inc. * ......................     1,780,525
     36,000  QLT Inc. * .......................................     1,008,000
     80,000  Shire Pharmaceuticals Group PLC * ................     3,685,000
     14,833  Sybron Dental Specialties, Inc. * ................       250,307
    180,500  Vascular Solutions, Inc. * .......................     1,331,188
                                                                 ------------
                                                                   14,781,270
                                                                 ------------

             Health Care - Services -- 12.50%
     30,500  Compugen Ltd. * ..................................       190,625
    194,700  Health Management Associates,
              Inc. - Class A * ................................     4,040,025
    117,500  Patterson Dental Company * .......................     3,980,312
    486,250  Renal Care Group, Inc. * .........................    13,333,899
    530,250  Res-Care, Inc. * .................................     2,386,125
                                                                 ------------
                                                                   23,930,986
                                                                 ------------

             Technology - Communication
              Equipment -- 6.06%
    130,000  Adaptive Broadband Corporation * .................       796,250
    325,000  Airspan Networks Inc. * ..........................     1,137,500
    135,000  BreezeCOM Ltd. * .................................     1,932,187
    150,000  Cable Design Technologies Corporation * ..........     2,521,875
     70,000  Ceragon Networks Ltd. * ..........................       844,375
     25,000  Corvis Corporation * .............................       595,312
    130,000  DMC Stratex Networks, Inc. * .....................     1,950,000
     15,000  Digital Lightwave, Inc. * ........................       475,313
     26,000  Sunrise Telecom Incorporated * ...................       101,564
    180,000  Western Multiplex Corporation * ..................     1,237,500
                                                                 ------------
                                                                   11,591,876
                                                                 ------------

             Technology - Hardware -- 8.00%
    102,500  Brooks Automation, Inc. * ........................     2,876,406
     80,000  Pericom Semiconductor Corporation * ..............     1,480,000
    205,000  Plantronics, Inc. * ..............................     9,635,000
     65,000  SeaChange International, Inc. * ..................     1,320,313
                                                                 ------------
                                                                   15,311,719
                                                                 ------------

             Technology - Services --  15.37%
    140,800  Asia Satellite Telecommunications
              Holdings Limited ................................     2,868,800
    480,000  Braun Consulting, Inc. * .........................     1,770,000
     96,250  Concord EFS, Inc. * ..............................     4,228,984
     85,000  DiamondCluster International, Inc. * .............     2,592,500
    140,500  Inforte Corp. * ..................................     1,931,875
    123,000  Keane, Inc. * ....................................     1,199,250
    720,000  Loral Space & Communications Ltd. * ..............     2,295,000
    235,000  MCSi, Inc. * .....................................     5,023,125
    242,000  TESSCO Technologies Incorporated * + .............     4,356,000
    195,000  The Titan Corporation * ..........................     3,168,750
                                                                 ------------
                                                                   29,434,284
                                                                 ------------

             Technology - Software -- 4.22%
    103,500  MatrixOne, Inc. * ................................     1,882,406
     14,000  Micromuse Inc. * .................................       845,032
    105,000  OTG Software, Inc. * .............................     1,694,763
     37,000  Resonate Inc. * ..................................       351,500
     70,000  SunGard Data Systems Inc. * ......................     3,298,750
                                                                 ------------
                                                                    8,072,451
                                                                 ------------

             Transportation -- 3.11%
    120,000  C. H. Robinson Worldwide, Inc. ...................     3,772,500
    113,750  Knight Transportation, Inc. * ....................     2,189,688
                                                                 ------------
                                                                    5,962,188
                                                                 ------------
                TOTAL COMMON STOCKS
                 (cost $169,845,725) ..........................   179,975,671
                                                                 ------------

SHORT-TERM INVESTMENTS -- 4.40%

             Commercial Paper -- 0.78%
 $1,500,000  Marcus Corp.
              7.25%, due January 12, 2001 .....................     1,496,979
                                                                 ------------

             Variable Rate Demand Note -- 3.62%
  6,926,788  Firstar Bank U.S.A., N.A.
              6.32%, due January 2, 2001 ......................     6,926,788
                                                                 ------------

                TOTAL SHORT-TERM INVESTMENTS
                 (cost $8,422,559) ............................     8,423,767
                                                                 ------------
                TOTAL INVESTMENTS
                 (cost $178,268,284) -- 98.41%.................   188,399,438
                                                                 ------------
             OTHER ASSETS,
              NET OF LIABILITIES -- 1.59% .....................     3,046,026
                                                                 ------------

                TOTAL NET ASSETS
                 (Basis of percentages
                 disclosed above) -- 100%......................  $191,445,464
                                                                 ------------
                                                                 ------------




* Nondividend paying security.
+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)



The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2000
----------------------------------------------------------------------------

ASSETS:
       Investments in securities at market value (Note 1 (a)) -

         Nonaffiliated issuers (cost $173,449,534) - see accompanying schedule of investments ....  $184,043,438
         Affiliated issuers (cost $4,818,750) - see accompanying schedule of investments (Note 5)      4,356,000
                                                                                                    ------------
                   Total investments .............................................................   188,399,438
                                                                                                    ------------

       Receivables
             Investment securities sold ..........................................................     4,342,218
             Dividends and interest ..............................................................        75,818
                                                                                                    ------------
                   Total receivables .............................................................     4,418,036
                                                                                                    ------------
                   Total assets ..................................................................   192,817,474
                                                                                                    ------------
LIABILITIES:
       Payables
             Investment securities purchased .....................................................     1,172,876
             Management fee (Note 2) .............................................................       125,699
             Other payables and accrued expenses .................................................        73,435
                                                                                                    ------------
                   Total liabilities .............................................................     1,372,010
                                                                                                    ------------
                   Total net assets ..............................................................  $191,445,464
                                                                                                    ------------
                                                                                                    ------------


NET ASSETS CONSIST OF:
       Fund shares issued and outstanding ........................................................  $181,285,488
       Net unrealized appreciation on investments (Note 3) .......................................    10,129,946
       Accumulated undistributed net realized gains on investments ...............................        30,030
                                                                                                    ------------
                                                                                                    $191,445,464
                                                                                                    ------------
                                                                                                    ------------


NET ASSET VALUE PER SHARE ($.01 par value, 20,000,000 shares authorized),
  offering price and redemption price ($191,445,464/12,629,664 shares outstanding) ...............        $15.16
                                                                                                          ------
                                                                                                          ------


The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2000
------------------------------------------------------------------------------

INCOME:

[CAPTION]

       Dividends .................................................  $    942,084
       Interest ..................................................       881,930
                                                                    ------------
                                                                       1,824,014
                                                                    ------------

EXPENSES:
       Management fee (Note 2) ...................................     1,823,106
       Transfer agent fees .......................................       146,108
       Legal fees ................................................        36,749
       Registration fees .........................................        25,139
       Audit and tax consulting fees .............................        21,375
       Postage and mailing .......................................        18,285
       Custodian fees ............................................        12,309
       Printing ..................................................        11,046
       Insurance .................................................         5,679
       Telephone .................................................         1,997
       Directors' fees ...........................................         1,500
       Other operating expenses ..................................         5,588
                                                                    ------------
                                                                       2,108,881
                                                                    ------------
             Net investment loss .................................      (284,867)
                                                                    ------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
       Nonaffiliated issuers .....................................    47,787,986
       Affiliated issuers (Note 5) ...............................       (85,016)
                                                                    ------------
                                                                      47,702,970
                                                                    ------------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ...........   (65,718,484)
                                                                    ------------

             Net realized and unrealized loss on investments .....   (18,015,514)
                                                                    ------------

             Net decrease in net assets resulting from operations   $(18,300,381)
                                                                    ------------
                                                                    ------------



The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2000 and 1999
----------------------------------------------------------------------

[CAPTION]

                                                                                      2000            1999
                                                                                     ------          ------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss) .............................................. $    (284,867)  $     655,698
     Net realized gains on investments .........................................    47,702,970      13,362,496
     Net decrease in unrealized appreciation on investments ....................   (65,718,484)    (31,899,463)
                                                                                 -------------   -------------
          Net decrease in net assets resulting from operations .................   (18,300,381)    (17,881,269)
                                                                                 -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ..................................            --        (649,226)
     Distributions from net realized gains on investments ......................   (53,108,846)     (6,563,457)
                                                                                 -------------   -------------
          Total distributions ..................................................   (53,108,846)     (7,212,683)
                                                                                 -------------   -------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (6,561,144 and 3,704,511 shares, respectively)    147,566,380      83,315,928
     Reinvestment of distributions (3,174,456 and 290,709 shares, respectively)     48,886,626       6,543,850
     Cost of shares redeemed (9,438,116 and 6,834,229 shares, respectively) ....  (212,394,675)   (153,160,855)
                                                                                 -------------   -------------
         Decrease in net assets derived from capital share transactions ........   (15,941,669)    (63,301,077)
                                                                                 -------------   -------------
         Total decrease in net assets ..........................................   (87,350,896)    (88,395,029)
                                                                                 -------------   -------------
NET ASSETS:
     Beginning of the year (including undistributed ............................   278,796,360     367,191,389
                                                                                 -------------   -------------
     End of the year (including undistributed
      net investment income of $6,472 in 1999) ................................. $ 191,445,464   $ 278,796,360
                                                                                 -------------   -------------
                                                                                 -------------   -------------


The accompanying notes to financial statements are an integral part of these statements.

Historical Record (unaudited)
---------------------------------------------------------------------------
[CAPTION]

                                                          Net Investment                      Dollar      Growth of
                                               Net            Income      Capital Gain       Weighted     an Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------
May 18, 1987 * ............................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988 .........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989 .........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990 .........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991 .........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992 .........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993 .........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994 .........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995 .........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996 .........................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997 .........................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998 .........................     24.20       .0142          1.2490           30.3            51,436
December 31, 1999 .........................     22.61       .0538           .5439           23.4            49,333
December 31, 2000 .........................     15.16          --          5.5800 (a)       25.9            45,063

    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.

(a) Paid December 28, 2000 to shareholders of record December 27, 2000.

  Range in quarter end price/earnings ratios

           High                        Low
--------------------------     --------------------
 September 30, 1997   35.5     June 30, 1988   13.3

Notes to Financial Statements
December 31, 2000

--------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
Nicholas Limited Edition, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund.

        (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

        (b) Net realized gains and losses on portfolio securities were computed on the basis of specific certificates.

        (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2000, reclassifications were recorded to decrease accumulated net realized gains on investments and increase accumulated net investment income by $278,395.

             The Fund hereby designates approximately $44,517,000 as long-term capital gain for the purposes of the dividends paid deduction.

             For the year ended December 31, 2000, there were no dividends from net investment income, therefore there were no dividends which qualified for the dividends received deduction available to corporate shareholders.

        (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

        (g) The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.

(2) Investment Adviser and Management Agreement --
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
Aggregate gross unrealized appreciation (depreciation) as of December 31, 2000, based on investment cost for federal tax purposes of $178,595,093 is as follows

     Aggregate gross unrealized appreciation on investments ....  $ 58,477,634
     Aggregate gross unrealized depreciation on investments ....   (48,673,289)
                                                                  ------------
          Net unrealized appreciation ..........................  $  9,804,345
                                                                  ------------
                                                                  ------------

(4) Investment Transactions --
For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $188,149,498 and $265,408,063, respectively.

(5) Transactions with Affiliates --
Following is an analysis of transactions with "affiliated companies" for the year ended December 31, 2000, as defined by the Investment Company Act of 1940:

[CAPTION]

                                                                                                          Amount of
                                                                                                            Capital
                                                                                                        Gain/(Loss)
                                                                                                           Realized
                                                              Share Activity                                on Sale
                                                       -----------------------------------------------    of Shares
                                                         Balance                          Balance         in Fiscal
               Security Name                             12/31/99  Purchases    Sales     12/31/00             2000
               -------------                             --------  ---------    -----     --------      -----------
        TESSCO Technologies Incorporated ..........       237,000    5,000       --       242,000          $     --
        Thermo Vision Corporation (a) (b)..........       408,580      --      408,580      ---             (85,016)
                                                                                                           --------
                                                                                                           $(85,016)
                                                                                                           --------
                                                                                                           --------

(a) As of December 31, 2000, the Fund is no longer affiliated with this company.
(b) Thermo Vision Corporation was acquired by Thermo Electron Corporation for cash on January 7, 2000.

There were no dividends from affiliated companies for the year ended December 31, 2000.

Report of Independent Public Accountants
---------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Limited Edition, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS LIMITED EDITION, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Limited Edition, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2001.

                         OFFICERS AND DIRECTORS

               ALBERT O. NICHOLAS, President and Director

      THOMAS J. SAEGER, Executive Vice President, Secretary and Director

                       MELVIN L. SCHULTZ, Director

                DAVID L. JOHNSON, Executive Vice President

                 DAVID O. NICHOLAS, Senior Vice President

                 LYNN S. NICHOLAS, Senior Vice President

                  JEFFREY T. MAY, Senior Vice President

                      MARK J. GIESE, Vice President

                     CANDACE L. LESAK, Vice President

                       MARY C. GOSEWEHR, Treasurer

                          Investment Adviser
                        NICHOLAS COMPANY, INC.
                         Milwaukee, Wisconsin
                     414-272-6133 or 800-227-5987

                            Transfer Agent
                   FIRSTAR MUTUAL FUND SERVICES, LLC
                         Milwaukee, Wisconsin
                     414-276-0535 or 800-544-6547

                               Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                           Cincinnati, Ohio

                               Auditors
                         ARTHUR ANDERSEN LLP
                         Milwaukee, Wisconsin

                               Counsel
                     MICHAEL, BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin


This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

December 31, 2000